UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 14, 2013

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33387	77-0398779
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

1213 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2013, David Chapman resigned as Vice President, Marketing of GSI Technology, Inc. (the “Company”) to pursue an opportunity with a pre-public company engaged in the 3-D packaging business.  Mr. Chapman’s responsibilities will initially be assumed by other senior members of the Company’s marketing staff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2013

GSI Technology, Inc.

By:	/s/ Lee-Lean Shu
Lee-Lean Shu
President and Chief Executive Officer